Exhibit 99.3

                            ACC CORP AND SUBSIDIARIES
                  UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 1996
                                  (In thousands)

                                                                 Pro Forma          Pro Forma
                                                                Adjustments       Adjustments for
                                                               for Minority       Internet Canada
                                                Actual        Interest purchase    Acquisition         Pro Forma
                                              -----------     ------------------  -----------------  --------------
CURRENT ASSETS:
 CASH AND CASH EQUIVALENTS                       $30,380            ($30,380) (3)                       $        -
 ACCTS RECEIVABLE, NET OF ALLOWANCE
  FOR DOUBTFUL ACCTS                              50,508                                                    50,508
 OTHER RECEIVABLES                                 2,529                                                     2,529
 PREPAID AND OTHER ASSETS                          2,387                                                     2,387
                                              -----------     ------------------  -----------------  --------------
    TOTAL CURRENT ASSETS                          85,804             (30,380)                               55,424
                                              -----------     ------------------  -----------------  --------------
PROPERTY, PLANT, AND EQUIPMENT:
AT COST                                           93,191                                                    93,191
 ACCUMULATED DEPRECIATION AND AMORTIZATION       (32,180)                                                  (32,180)
                                              -----------     ------------------  -----------------  --------------
                                                  61,011                                                    61,011
                                              -----------     ------------------  -----------------  --------------

GOODWILL AND  CUSTOMER BASE                       16,732              33,816  (4)                           50,548
 DEFERRED INSTALLATION COSTS, NET                  3,689                                                     3,689
 OTHER                                             4,115                                                     4,115
                                               -----------     ------------------  -----------------  --------------
                                                  24,536              33,816                                58,352
                                               -----------     ------------------  -----------------  --------------

     TOTAL ASSETS                               $171,351              $3,436      $                       $174,787
                                               ===========     ==================  =================  ==============
CURRENT LIABILITIES
 NOTES PAYABLE                                      $517                                                      $517
 CURRENT MATURITIES OF
  LONG-TERM DEBT                                   2,569                                                     2,569
 ACCOUNTS PAYABLE                                  6,151                                                     6,151
 ACCRUED NETWORK COSTS                            29,652                                                    29,652
 OTHER ACCRUED EXPENSES                           17,534                                                    17,534
DIVIDENDS PAYABLE                                      0                                                         -
                                               -----------     ------------------  -----------------  --------------
    TOTAL CURRENT LIABILITIES                    56,423                    -                  -             56,423
                                               -----------     ------------------  -----------------  --------------

 DEFERRED INCOME TAXES                             2,471                                                     2,471
                                               -----------     ------------------  -----------------  --------------

LONG-TERM DEBT                                     5,948               5,827 (11)                           11,775
                                               -----------     ------------------  -----------------  --------------

REDEEMABLE PREFERRED STOCK                        10,710                                                    10,710
                                               -----------     ------------------  -----------------  --------------

MINORITY INTEREST                                  2,031              (2,031) (5)                                -
                                               -----------     ------------------  -----------------  --------------
SHAREHOLDERS' EQUITY
 COMMON STOCK, $.015 PAR VALUE,
  AUTHORIZED-50,000,000 SHARES                        245                                                      245
 CAPITAL-IN-EXCESS OF PAR VALUE                    97,872                                                   97,872
CUMULATIVE TRANSLATION ADJUSTMENT                    (982)               (360) (6)                          (1,342)
 RETAINED EARNINGS                                 (1,757)                                                  (1,757)
                                               -----------     ------------------  -----------------  --------------
                                                   95,378                (360)                              95,018

 TREASURY STOCK, AT COST                           (1,610)                                                  (1,610)
                                               -----------     ------------------  -----------------  --------------
                                                   93,768                (360)                              93,408
                                               -----------     ------------------  -----------------  --------------
    TOTAL LIABILITIES AND
       SHAREHOLDERS' EQUITY                      $171,351              $3,436       $                     $174,787
                                               ===========     ==================  =================  ==============

        See Notes to Unaudited Pro Forma Consolidated Financial Statements

                            ACC CORP AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE SIX MONTHS ENDED JUNE 30, 1996
                 (In thousands, except share and per share data)

                                                              Pro Forma       Pro Forma
                                                              Adjustments     Adjustments
                                                              for Minority        for
                                                                Interest     Internet Canada
                                               Actual          Repurchase     Acquisition        Pro Forma
                                           -------------  --------------    -----------------  ---------------
Revenue:
 Toll revenue                                 $136,137                                               $136,137
 Leased lines and other                         10,805                                                 10,805
                                           -------------  --------------    -----------------  ---------------
    Total revenue                              146,942              -                -                146,942

 Network costs                                  94,988                                                 94,988
                                           -------------  --------------    -----------------  ---------------
Gross profit                                    51,954              -                -                 51,954

 Other operating expenses:
 Depreciation and amortization                   7,795            $423 (1)         $177 (7)             8,395
Selling                                              -                                                      -
General & Admin.                                37,989                                                 37,989
Management restructuring                             -                                                      -
                                           -------------  --------------    -----------------  ---------------
                                                45,784             423              177                46,384
                                           -------------  --------------    -----------------  ---------------
 Income (loss) from operations                   6,170            (423)            (177)                5,570

Other income (expense):
 Interest income                                   457             (98)(10)                               359
 Interest expense                               (2,891)           (233)(9)                             (3,124)
 Equal access costs                                  0                                                      -
 Foreign exchange gain                              26                                                     26
                                           -------------  --------------    -----------------  ---------------
                                                (2,408)           (331)               -                (2,739)
                                           -------------  --------------    -----------------  ---------------
 Income (loss) from continuing operations
 before provision from taxes and
 and minority interest                           3,762            (754)            (177)                2,831

 Provision for (benefit from) income taxes         853            (112)(8)                                741

Minority interest in income of
  consolidated subsidiary                         (596)            596 (2)                                  -
                                           -------------  --------------    -----------------  ---------------
 Net income (loss)                               2,313             (46)            (177)                2,090
 Less - Series A Preferred Stock dividend         (638)                                                  (638)
 Less - Series A Preferred Stock accretion        (624)                                                  (624)
                                           -------------  --------------    -----------------  ---------------
 Income (loss) applicable to common stock       $1,051            ($46)           ($177)                 $828
                                           =============  ==============    =================  ===============
 Net income (loss) per common and common
   equivalent share                              $0.08                                                  $0.06
                                           =============                                       ===============
Average number of common
   and common equivalent shares             14,010,275                                             14,010,275
                                           =============                                       ===============

       See Notes to Unaudited  Pro Forma Consolidated Financial Statements

                            ACC CORP AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED DECEMBER 31, 1995
                 (In thousands, except share and per share data)

                                                             Pro Forma          Pro Forma
                                                             Adjustments        Adjustments
                                                             for Minority           for
                                                               Interest       Internet Canada
                                               Actual         Repurchase        Acquisition        Pro Forma
                                           -------------    --------------    -----------------  ---------------
Revenue:
 Toll revenue                                 $175,269                                               $175,269
 Leased lines and other                         13,597                                                 13,597
                                           -------------    --------------    -----------------  ---------------
    Total revenue                              188,866                                                188,866

 Network costs                                 114,841                                                114,841
                                           -------------    --------------    -----------------  ---------------

Gross profit                                    74,025                                                 74,025

 Other operating expenses:
 Depreciation and amortization                  11,614             $845 (1)          $354 (7)          12,813
Selling                                         21,617                                                 21,617
General & Admin.                                39,248                                                 39,248
Management restructuring                         1,328                                                  1,328
                                           -------------    --------------    -----------------  ---------------
                                                73,807              845               354              75,006
                                           -------------    --------------    -----------------  ---------------

 Income (loss) from operations                     218             (845)             (354)               (981)

Other income (expense):
 Interest income                                   198                                                    198
 Interest expense                               (5,131)            (466)(9)                            (5,597)
 Equal access costs                                               -
 Foreign exchange loss                            (110)                                                  (110)
                                           -------------    --------------    -----------------  ---------------
                                                 (5,043)            (466)                              (5,509)
                                           -------------    --------------    -----------------  ---------------

 Income (loss) from continuing operations
 before provision from taxes and
 and minority interest                           (4,825)          (1,311)             (354)            (6,490)

 Provision for (benefit from) income taxes          396             (158)(8)                              238

Minority interest in income of
  consolidated subsidiary                          (133)             133 (2)
                                           -------------    --------------    -----------------  ---------------

 Net income (loss)                              ($5,354)         ($1,020)            ($354)           ($6,728)
 Less - Series A Preferred Stock dividend          (401)                                                 (401)
 Less - Series A Preferred Stock accretion         (139)                                                 (139)
                                           -------------    --------------    -----------------  ---------------
 Income (loss) applicable to common stock       ($5,894)         ($1,020)            ($354)           ($7,268)
                                           =============    ==============    =================  ===============

 Net income (loss) per common and common
   equivalent share                              ($0.50)                                               ($0.62)
                                           =============                                         ===============

 Average number of common
   and common equivalent shares              11,684,829                                            11,684,829
                                           =============                                         ===============

       See Notes to Unaudited  Pro Forma Consolidated Financial Statements

                            ACC CORP. AND SUBSIDIARIES
          NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



(1) Amortization of goodwill associated with acquisition assuming the amortization life of the goodwill associated with the buyback of the minority interest is 40 years - see (4).

(2)  Elimination of minority interest in earnings (loss) of subsidiary.

(3) Cash payment for repurchase of minority interest calculated as 2,017,400 shares purchased at a price of $15.70 ($21.50 CDN) per share plus approximately $6.0 million (CDN) representing the Company s net cash outlay for shares related to employee stock options which the Company will purchase.

(4)  Goodwill recorded in minority interest repurchase.

(5)  Elimination of minority interest.

(6) Elimination of minority shareholders' portion of cumulative translation adjustment.

(7) Amortization associated with customer base and goodwill acquired in connection with the acquisition of Internet Canada assuming the amortization life of the goodwill associated with the purchase is 20 years and that the amortization life of the customer base associated with the purchase is 5 years.

(8)  Tax effect of entries for current year.

(9) Interest expense associated with debt used to repurchase minority interest assuming an 8% interest rate.

(10) Interest income earned during the six months ended June 30, 1996, which would not have been earned if the assets were used to repurchase the minority interest.

(11) Debt incurred to repurchase minority interest.